Fees Summary	Apr. 01, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 167.02
Total Fee Amount	167.02
Total Transaction Valuation	1,209,355.87
Total Offset Amount	0.00
Net Fee	$ 0.00